INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
INCOME TAXES
Net Operating Losses	$ 19,676,000	$ 14,849,000
Intangible assets	926,000	74,000
Stock-based compensation	433,000	418,000
Property and equipment	(12,000)	(140,000)
Allowance for bad debts	25,000	0
Forward purchase agreement	562,000	0
Organizational costs	224,000	195,000
ROU lease liability	289,000	0
Net Deferred Tax Asset	22,123,000	15,396,000
ROU lease asset	(273,000)	0
Total Deferred Tax Liability	(273,000)	0
Valuation Allowance	$ (21,850,000)	$ (15,396,000)
Reconciliation of the effective income tax rate to the federal statutory rate:
Federal Income Tax Rate	21.00%	21.00%
Permanent Differences	(3.00%)	(2.00%)
State Taxes, net	0.00%	3.00%
Cumulative adjustments	23.00%
Change in valuation allowance including the effect of the rate change	(41.00%)	(22.00%)
Effective income tax rate	25.50%	0.00%